Ordinary Shares	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Ordinary Shares
16. Ordinary Shares

On February 13, 2014, the Board has approved that all of the Company’s existing ordinary shares would be redesignated as Class B ordinary shares and all of the Company’s outstanding preferred shares would be redesignated or automatically converted into Class B ordinary shares immediately prior to the completion of the Company’s initial public offering (“IPO”). All options, regardless of grant dates, will entitle holders to the equivalent number of Class A ordinary shares once the vesting and exercising conditions on such share-based compensation awards are met. Holders of Class A ordinary shares are entitled to one vote per share, while holders of Class B ordinary shares are entitled to ten votes per share on all matters subject to shareholders’ vote. Each Class B ordinary share is convertible into one Class A ordinary share at any time by the holder. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances. Upon any transfer of Class B ordinary shares by a holder to any person or entity which is not an affiliate of such holder, such Class B ordinary shares will be automatically and immediately converted into the equivalent number of Class A ordinary shares.

On May 9, 2014, concurrently with the completion of the Company’s IPO, the Company issued 5,000,000, 1,666,666 and 5,000,000 shares of Class A ordinary shares at a price per share equal to the IPO price to DCM Hybrid RMB Fund, L.P., the Company’s existing shareholder, Qihoo 360 Technology Co. Ltd. and Ctrip Investment Holding Ltd., respectively.

On December 15, 2014, the Company entered into share subscription agreements with Unicorn Riches Limited, JD.com E-commerce (Investment) Hong Kong Corporation Limited, Ctrip Investment Holding Ltd. and the respective personal holding companies of the Group’s chief executive officer and chief operating officer, pursuant to which the Company issued 36,812,868 numbers of Class A ordinary shares for a total proceeds of RMB
905,792
(US$
148
million), net of issuance cost of RMB
14,279
. The transaction was closed on December 31, 2014.

On May 8, 2015, the Company entered into share subscription agreements with Fabulous Jade Global Limited, Unicorn Riches Limited, Ctrip Investment Holding Ltd., Esta Investments Pte. Ltd., DCM Ventures China Turbo Fund, L.P. and DCM Ventures China Turbo Affiliates Fund, L.P., and Sequoia Capital 2010 CV Holdco, Ltd., pursuant to which the Company issued 93,750,000 Class A ordinary shares for the cash consideration of US$400 million (RMB
2,445
million) and certain business resource contributed by JD as part of Business Cooperation Agreement with the Company. The total consideration was RMB
3,104,457
, including fair value of acquired Business Cooperation Agreement of RMB
660,215
(see Note 5), net of issuance cost of RMB
1,078
. The transaction was closed on May 22, 2015.

On November 20, 2015, the Company entered into a share subscription agreement with HNA Tourism Holdings Group Co., Ltd. (“HNA”), pursuant to which the Company issued 90,909,091 Class A ordinary shares for a total proceeds of RMB
3,279
million (US$500 million). The transaction was closed on January 21, 2016.